Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q/A of Florida Public Utilities Company (the "Company") for the period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q/A"), we, John T. English, Chief Executive Officer, and George M. Bachman, Chief Financial Officer of the Company, certify, to the best of our knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Form 10-Q/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John T. English

John T. English

Chief Executive Officer

March 19, 2007

/s/ George M. Bachman

George M. Bachman

Chief Financial Officer

March 19, 2007